SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : September 25, 2003

ASSET BACKED FUNDING CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated April 1, 2003, providing for the issuance of ABFC 2003-AHL1 Trust, ABFC Asset-Backed Certificates Series 2003-AHL1).


                       ASSET BACKED FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                  333-90830-04                 75-2533468
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


100 North Tyron Sreet
Charlotte, North Carolina                                        28255
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (703) 386-2400

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.


     This current report on Form 8-K relates to the monthly distribution reported to the holders of ABFC 2003-AHL1 Trust, ABFC Asset-Backed Certificates Series 2003-AHL1 pursuant to the terms of the Pooling and Servicing Agreement, dated April 1, 2003 among Asset Backed Funding Corp., as depositor, Litton Loan Servicing LP as servicer, and JPMorgan Chase Bank, as trustee.

     On September 25, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.


Item 7. Financial Statements and Exhibits.


Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on September 25, 2003 as Exhibit 99.1.

ABFC 2003-AHL1 Trust
ABFC Asset-Backed  Certificates,  Series 2003-AHL1
-------------------------------------------------------------------------------

SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,


Date:  October 2, 2003                  By: /s/  Mark McDermott
                                       ------------------------------------
                                        Mark McDermott
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         September 25, 2003

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  September 25, 2003


                              ABFC Asset-Backed Certificates, Series 2003-AHL1
                                       STATEMENT TO CERTIFICATEHOLDERS
                                               September 25, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA      109,394,000.00   106,025,962.89      1,686,717.06    325,225.43     2,011,942.49   0.00        0.00      104,339,245.83
IIA     191,962,000.00   185,236,128.48      3,915,119.30    229,499.26     4,144,618.56   0.00        0.00      181,321,009.18
M1       24,034,000.00    24,034,000.00              0.00     40,529.87        40,529.87   0.00        0.00       24,034,000.00
M2       19,413,000.00    19,413,000.00              0.00     49,439.89        49,439.89   0.00        0.00       19,413,000.00
M3       10,168,000.00    10,168,000.00              0.00     35,955.92        35,955.92   0.00        0.00       10,168,000.00
M4        3,698,000.00     3,698,000.00              0.00     14,667.66        14,667.66   0.00        0.00        3,698,000.00
M5        6,286,000.00     6,286,000.00              0.00     23,580.55        23,580.55   0.00        0.00        6,286,000.00
N        26,275,000.00    20,779,814.31      1,454,784.88    161,389.89     1,616,174.77   0.00        0.00       19,325,029.43
R                 0.00             0.00              0.00          0.00             0.00   0.00        0.00                0.00
TOTALS  391,230,000.00   375,640,905.68      7,056,621.24    880,288.47     7,936,909.71   0.00        0.00      368,584,284.44

X                 0.00             0.00              0.00          0.00             0.00      0.00        0.00             0.00
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------
                                                                                                                   CURRENT
                       BEGINNING                                                   ENDING                         PASS-THRU
CLASS     CUSIP        PRINCIPAL    PRINCIPAL        INTEREST        TOTAL        PRINCIPAL      CLASS               RATE
-------------------------------------------------------------------------------------------  ------------------------------------
IA       04542BCJ9     969.21186619  15.41873467  2.97297320   18.39170786     953.79313152      IA        3.684000 %
IIA      04542BCK6     964.96248466  20.39528292  1.19554526   21.59082818     944.56720174      IIA       1.440000 %
M1       04542BCL4   1,000.00000000   0.00000000  1.68635558    1.68635558   1,000.00000000      M1        1.960000 %
M2       04542BCM2   1,000.00000000   0.00000000  2.54674136    2.54674136   1,000.00000000      M2        2.960000 %
M3       04542BCN0   1,000.00000000   0.00000000  3.53618411    3.53618411   1,000.00000000      M3        4.110000 %
M4       04542BCP5   1,000.00000000   0.00000000  3.96637642    3.96637642   1,000.00000000      M4        4.610000 %
M5       04542BDA7   1,000.00000000   0.00000000  3.75128062    3.75128062   1,000.00000000      M5        4.360000 %
N        04542BDB5     790.85877488  55.36764529  6.14233644   61.50998173     735.49112959      N         9.320000 %
TOTALS                 960.15363259  18.03701465  2.25005360   20.28706825     942.11661795
-------------------------------------------------------------------------------------------  ------------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4493
                              Fax: (212) 623-5930
                        Email: Nadezhka.Thomas@chase.com
                     ---------------------------------------




Sec. 4.06(iii) O/C Amount                                                               4,807,338.37
Sec. 4.06(iii) Targeted O/C Amount                                                      4,807,338.00
Sec. 4.06(iii) O/C Deficiency Amount                                                            0.00
Sec. 4.06(iii) O/C Release Amount                                                               0.00
Sec. 4.06(iii) Monthly Excess Interest                                                  1,400,521.00
Sec. 4.06(iii) Monthly Excess Cash Flow Amount                                          1,400,521.00
Sec. 4.06(iii) Extra Principal Distribution Amount                                              0.00

Sec. 4.06(iv) Servicing Compensation                                                            0.00

Sec. 4.06(v) Current Advances                                                              76,599.09

Sec. 4.06(vi) Ending Collateral Balance Group 1                                       129,170,781.13
Sec. 4.06(vi) Ending Collateral Balance Group 2                                       224,895,812.25
Sec. 4.06(vi) Total Ending Collateral Balance                                         354,066,593.38

Sec. 4.06(vii) Total Beginning Number of Loans                                              2,309.00
Sec. 4.06(vii) Total Group 1 Beginning Number of Loans                                        931.00
Sec. 4.06(vii) Total Group 2 Beginning Number of Loans                                      1,378.00

Sec. 4.06(vii) Total Ending Number of Loans                                                 2,277.00
Sec. 4.06(vii) Total Group 1 Ending Number of Loans                                           920.00
Sec. 4.06(vii) Total Group 2 Ending Number of Loans                                         1,357.00

Sec. 4.06(vii) Weighted Average Net Mortgage Rate for All Loans                            7.07124 %
Sec. 4.06(vii) Group 1 Weighted Average Net Mortgage Rate                                  7.03611 %
Sec. 4.06(vii) Group 2 Weighted Average Net Mortgage Rate                                  7.09134 %
Sec. 4.06(vii)Group 1 Weighted Average Term to Maturity                                       302.00
Sec. 4.06(vii)Group 2 Weighted Average Term to Maturity                                       352.00
Sec. 4.06(viii)Loans Delinquent
                                         Group 1
                                                                                   Principal
                                        Category              Number                Balance               Percentage
                                        1 Month                        11             1,236,792.77                  0.96 %
                                        2 Month                         5               934,520.90                  0.72 %
                                        3 Month                         2               259,211.69                  0.20 %
                                        Total                      18                 2,430,525.36                  1.88 %
                                         Group 2
                                                                                   Principal
                                        Category              Number                Balance               Percentage
                                        1 Month                        26             3,171,005.39                  1.41 %
                                        2 Month                        12             1,847,456.00                  0.82 %
                                        3 Month                        18             2,712,391.14                  1.21 %
                                         Total                         56             7,730,852.53                  3.44 %
                                         Group Totals
                                                                                   Principal
                                        Category              Number                Balance               Percentage
                                        1 Month                        37             4,407,798.16                  1.24 %
                                        2 Month                        17             2,781,976.90                  0.79 %
                                        3 Month                        20             2,971,602.83                  0.84 %
                                         Total                         74            10,161,377.89                  2.87 %

                                        Please Note: Delinquency Numbers Include Bankruptcies and Foreclosures
Sec. 4.06(viii)Loans in Foreclosures
                                                             Loans in Foreclosure
                                         Group 1
                                                              Principal
                                         Number               Balance                Percentage
                                                   0                    0.00        %
                                         Group 2
                                                              Principal
                                         Number               Balance                Percentage
                                                   8            1,399,175.58                  0.62 %
                                        Group Totals
                                                              Principal
                                         Number               Balance                Percentage
                                                   8            1,399,175.58                  0.40 %


Sec. 4.06(viii)Loans in Bankruptcy
                                                             Loans in Bankruptcy

                                         Group 1
                                                              Principal
                                         Number               Balance                Percentage
                                                   0                    0.00                  0.00 %
                                         Group 2
                                                              Principal
                                         Number               Balance                Percentage
                                                   6              648,860.64                  0.29 %

                                        Group Totals
                                                              Principal
                                         Number               Balance                Percentage
                                                   6              648,860.64                  0.18 %


Sec. 4.06(ix)Loans in REO
                                         Group 1
                                                              Principal
                                         Number               Balance                Percentage
                                                   1               87,901.05                  0.07 %
                                         Group 2
                                                              Principal
                                         Number               Balance                Percentage
                                                   0                    0.00                  0.00 %
                                        Group Totals
                                                              Principal
                                         Number               Balance                Percentage
                                                   1               87,901.05                  0.02 %

Sec. 4.06(xi) Principal Prepayments
Principal Prepayments Group 1                                                         1,567,515.01
Principal Prepayments Group 2                                                         3,737,831.49

Sec. 4.06 Prepayment Penalties/Premiums                                                 215,653.77

Sec. 4.06(xii) Realized Losses
Current Realized Losses Incurred in Group 1                                                   0.00
Current Realized Losses Incurred in Group 2                                                   0.00
Cummulative Realized Losses Incurred in Group 1                                               0.00
Cummulative  Realized Losses Incurred in Group 2                                              0.00

Sec. 4.06(xiii)Class M1 Unpaid Realized Loss Amount                                           0.00
Sec. 4.06(xiii) Class M1 Applied Realized Loss Amount                                         0.00

Sec. 4.06(xiii) Class M2 Unpaid Realized Loss Amount                                          0.00
Sec. 4.06(xiii) Class M2 Applied Realized Loss Amount                                         0.00

Sec. 4.06(xiii) Class M3 Unpaid Realized Loss Amount                                          0.00
Sec. 4.06(xiii) Class M3 Applied Realized Loss Amount                                         0.00

Sec. 4.06(xiii) Class M4 Unpaid Realized Loss Amount                                          0.00
Sec. 4.06(xiii) Class M4 Applied Realized Loss Amount                                         0.00

Sec. 4.06(xiii) Class M5 Unpaid Realized Loss Amount                                          0.00
Sec. 4.06(xiii) Class M5 Applied Realized Loss Amount                                         0.00

Sec. 4.06 Unpaid Interest
Class IA Unpaid Interest Shortfall                                                            0.00
Class IIa Unpaid Interest Shortfall                                                           0.00
Class M1 Unpaid Interest Shortfall                                                            0.00
Class M2 Unpaid Interest Shortfall                                                            0.00
Class M3  Unpaid Interest Shortfall                                                           0.00
Class M4  Unpaid Interest Shortfall                                                           0.00
Class M5  Unpaid Interest Shortfall                                                           0.00
Class N Unpaid Interest Shortfall                                                             0.00

Sec. 4.06(xv) Current Period Relief Act Interest Shortfalls                                 606.27

Class IA Interest Accrual Relief Act Reduction                                              274.27
Class IIA Interest Accrual Relief Act Reduction                                             193.54
Class M1  Interest Accrual Relief Act Reduction                                              34.18
Class M2 Interest Accrual Relief Act Reduction                                               41.69
Class M3  Interest Accrual Relief Act Reduction                                              30.32
Class M4  Interest Accrual Relief Act Reduction                                              12.37
Class M5  Interest Accrual Relief Act Reduction                                              19.89

Total Class Interest Accrual Relief Act Reduction                                           606.27

Sec. 4.06(xv) Net Prepayment Interest Shortfalls                                              0.00
Class IA  Prepayment Interest Shortfall Reduction                                             0.00
Class IIA  Prepayment Interest Shortfall Reduction                                            0.00
Class M1   Prepayment Interest Shortfall Reduction                                            0.00
Class M2  Prepayment Interest Shortfall Reduction                                             0.00
Class M3   Prepayment Interest Shortfall Reduction                                            0.00
Class M4   Prepayment Interest Shortfall Reduction                                            0.00
Class M5   Prepayment Interest Shortfall Reduction                                            0.00

Sec. 4.06(xvi) Trustee Fee Paid                                                           1,498.62

Sec. 4.06(xvii)Cap Carryover Amount - Class IA                                                0.00
Sec. 4.06(xvii)Unpaid Cap Carryover Amount - Class IA                                         0.00
Sec. 4.06(xvii)Cap Carryover Amount - Class IIA                                               0.00
Sec. 4.06(xvii)Unpaid Cap Carryover Amount - Class IIA                                        0.00
Sec. 4.06(xvii)Cap Carryover Amount - Class M1                                                0.00
Sec. 4.06(xvii)Cap Carryover Amount - Class M2                                                0.00
Sec. 4.06(xvii)Unpaid Cap Carryover Amount - Class M1                                         0.00
Sec. 4.06(xvii)Unpaid Cap Carryover Amount - Class M2                                         0.00
Sec. 4.06(xvii)Cap Carryover Amount - Class M3                                                0.00
Sec. 4.06(xvii)Unpaid Cap Carryover Amount - Class M3                                         0.00
Sec. 4.06(xvii)Cap Carryover Amount - Class M4                                                0.00
Sec. 4.06(xvii)Unpaid Cap Carryover Amount - Class M4                                         0.00
Sec. 4.06(xvii)Cap Carryover Amount - Class M5                                                0.00
Sec. 4.06(xvii)Unpaid Cap Carryover Amount - Class M5                                         0.00

Sec. 4.06(xix) Has the Trigger Event Occured                                                    NO

Sec. 4.06(xix) Credit Enhancement Percentage                                             19.3202 %

Sec. 4.06(xix) Rolling 3 Month Prior Delinquency Percentage                             1.083689 %

Sec. 4.06(xix) Rolling 3 Month Percentage divided by the Credit Enhancement Percentage                 17.8282 %

Sec. 4.06(xix) Cummulative Realized Losses as a Percentage of Original Collateral Balance               0.0000 %

Sec. 4.06(xx) Available Funds
Available Funds                                                                                     7,722,754.56
Interest Remittance Amount                                                                          2,120,918.20
Principal Remittance Amount                                                                         5,601,836.36

Sec 4.06 Repurchased Principal                                                                              0.00

Sec 4.06 Class X Distributable Amount                                                                       0.00

                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
